Applicable laws and regulations - Schedule of leverage ratio cannot be lower, at any time, than 3%. The bank will inform to SBP as often as the compliance with the leverage ratio is determined (Details ) - USD ($)
$ in Thousands
	Dec. 31, 2022	Dec. 31, 2021
Cash [abstract]
Ordinary capital	$ 936,092	$ 877,777
Non-risk-weighted assets	$ 9,606,970	$ 8,107,810
Leverage ratio	9.74%	10.83%